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                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
/  X /   Preliminary  Information  Statement
/  /     Confidential,  for  Use  of  the  Commission  Only  (as  permitted by  Rule  14c-5(d)(2))
/  /     Definitive  Information  Statement

                                  QUIXIT, INC.

(Name  of  Registrant  as  Specified  In  Its  Charter)
Payment  of  Filing  Fee  (Check  the  appropriate  box):

/  X /   No  fee  required.
/  /     Fee  computed  on  table  below  per  Exchange  Act  Rules  14c-5(g)
         and  0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed  maximum  aggregate  value  of  transaction:

     (5)     Total  fee  paid:

/  /  Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

     (2)     Form,  Schedule  or  Registration  Statement  No.:

     (3)     Filing  Party:

     (4)     Date  Filed:



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                                  QUIXIT, INC.
                                 17 BARSTOW ROAD
                                    SUITE 301
                           GREAT NECK, NEW YORK  11021

                              INFORMATION STATEMENT

                                 MARCH 28, 2003

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement, as amended, (the "Information Statement") is being delivered by Quixit, Inc. (the "Company"), and relates to (i) the change in name of the Company from Quixit, Inc. to TOP Group Holdings, Inc. and (ii) the election of Li Dong to the Board of Directors to serve as an independent director of the Company.

     This Information Statement is being furnished to the Company's stockholders solely to provide you with certain information concerning the actions approved by the Board of Directors and the consenting stockholders in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

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                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

GENERAL

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

     The Company will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

               TOP  Group  Holdings,  Inc.
               c/o  James  M.  McKnight,  Esq.
               Mintz  Levin  Cohn  Ferris  Glovsky  and  Popeo,  P.C.
               Chrysler  Center
               New  York,  NY  10017
               (212)  692-6794

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDERS

     None.

INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS  TO  BE ACTED ON

     None.

PROPOSALS  BY  SECURITY  HOLDERS

     None.

DISSENTERS'  RIGHT  OF  APPRAISAL

     There  are  no  appraisal  rights  regarding  any  matter to be acted upon.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information as of March 24, 2003 as to each person who is known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock and as to the security and percentage ownership of each executive officer and director of the Company and all officers and directors of the Company as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


                               SHARES
NAME                     BENEFICIALLY OWNED     PERCENTAGE BENEFICIALLY OWNED
-----------------------   -----------------     -----------------------------
TOP  Group  Corporation       4,400,000               88.0%

NOTICE  TO  STOCKHOLDERS  OF  ACTIONS  APPROVED  BY  CONSENTING  STOCKHOLDERS

     The following actions were taken based upon the unanimous recommendation of the Company's Board of Directors and the written consent of the consenting stockholders:

                                    ACTION 1

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     On March 28, 2003, the Board issued a Resolution adopting and approving an amendment to the Company's Certificate of Incorporation to change the name of

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the Company from "Quixit, Inc." to "TOP Group Holdings, Inc." (the "Name
Change"). On March 28, 2003, the consenting stockholders issued a written consent in lieu of a meeting of the Company's stockholders whereby the Name Change was approved. It is the opinion of the Board and the consenting stockholders that the Name Change is desirable to best effectuate the Company's ongoing business strategy, development and operations.

     The Name Change Amendment will become effective upon the filing of the Amended Certificate of Incorporation. Under Federal securities laws, the Company cannot file the Amended Certificate of Incorporation until at least 20 days after the mailing of this Information Statement.

                                    ACTION 2

                        ELECTION OF INDEPENDENT DIRECTOR

     On March 28, 2003, pursuant to a written consent in lieu of a meeting of the Company's stockholders, the Company elected Li Dong to the Board of Directors to serve as an independent director.

Mr. Li, a Chinese national, was born on November 11, 1969. Mr. Li holds a Master's degree in telecommunications and electronics from China Electronics and Technology University. He also serves as Engineer and Senior Architect of Software Systems at China Electronics and Technology University, School of Telecommunications.

     Mr. Li does not presently receive any compensation for his respective services rendered to the Company, nor has he received such compensation in the past. Mr. Li has agreed to act without compensation until authorized by the Board of Directors. As of the date of filing this report, Mr. Li is not accruing any compensation pursuant to any agreement with the Company.

     No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of Mr. Li.





                         By  order  of  the  Board  of  Directors:

                         By:  /s/  Yang  Hengming
                         -----------------
                         Name:  Yang  Hengming
                         Its:  President  and  Chief  Executive  Officer

March 28, 2003




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